Exhibit 10.4
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                            SI HANDLING SYSTEMS, INC.

                        1992 INCENTIVE STOCK OPTION PLAN

               Amended and Restated Effective as of July 16, 1997


         Section 1. Purpose. The purpose of the 1992 Incentive Stock Option Plan
         ---------  -------
(the "Plan") of SI Handling Systems, Inc. (the "Corporation") is to assist the Corporation and its subsidiaries in attracting and retaining employees of outstanding competence by providing an incentive which permits those employees responsible for the Corporation's growth to share directly in that growth and to further the identity of their interests with those of the stockholders of the Corporation. No additional grants shall be made under the Plan after the effective date of this amendment and restatement of the Plan.

         Section 2.  Administration of the Plan.  The Plan shall be administered
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by a  committee  (the  "Committee")  appointed  by the Board of  Directors  (the
"Board") of the Corporation. The Committee members shall consist of Board members who are not employees of the Corporation or its subsidiaries, and may consist of "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Board shall appoint the Chairman of the Committee. Notwithstanding the foregoing, the Board may take any administrative actions under the Plan, in which case all references in the Plan to the "Committee" shall be deemed to include the Board.

         The Committee shall have authority in its discretion, but subject to the provisions of the Plan and the restrictions of the Internal Revenue Code, and regulations promulgated thereunder regarding incentive stock options, (a) to determine the terms of all options granted under the Plan including, without limitation: (i) the purchase price of the common stock covered by each option,
(ii) the employees to whom, and the time or times at which, options shall be granted, (iii) when an option can be exercised and whether in whole or in installments, and (iv) the number of shares covered by each option, and (b) to interpret the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive. All determinations of the Committee shall be made by not less than a majority of its members. The Committee may designate the Secretary or any employee of the Corporation to assist the Committee in the administration of the Plan.

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         Section 3.  Stock  Available.  The stock  subject  to the Plan shall be
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authorized  but  unissued  shares or  treasury  shares  of  common  stock of the
Corporation. The amount of such common stock which is hereby reserved for issuance and authorized to be issued pursuant to the Plan is 75,000 shares. The number of such shares shall be subject to adjustment in accordance with Section 11 of this Plan. Except as provided in Section 9 hereof, if any option granted under this Plan shall expire, terminate or be canceled, for any reason, without having been exercised in full, the corresponding number of unpurchased shares which were reserved for issuance upon exercise thereof shall again be available for purpose of this Plan.

         Section 4.  Time of Granting of Options.  The  effective  date  of  the
         ---------   ---------------------------
granting of an option (the "Granting Date") shall be the date specified by the Committee in its determination or designation relating to the award of such option, whereupon a written option agreement shall promptly be executed and delivered by or on behalf of the Corporation and the grantee, provided that such grant of an option shall expire if a written option agreement is not signed by such grantee and returned to the Corporation within 30 days from the Granting Date.

         Section 5.  Eligibility.  Options may be granted only to key  employees
         ---------   -----------
(which term shall be deemed to include officers but not directors who are not employees) who on the Granting Date are in the employ of the Corporation or any of its present and future subsidiary companies, as defined in Section 425 of the Internal Revenue Code as the same shall be amended from time to time. Options may be granted to eligible employees whether or not they hold or have held options under the Plan or under previously adopted plans. However, no option may be granted under this Plan to an otherwise eligible employee if, at the time the option would have been granted but for this provision, such employee owns stock of the Corporation possessing more than ten (10%) per cent of the total combined voting power of all classes of stock of the Corporation or its subsidiaries unless the price per share of such option is not less than one hundred ten (110%) percent of the fair market value of the Corporation's common stock on the Granting Date and, the provisions of Section 8(a) hereof notwithstanding, the term thereof shall be no greater than five (5) years after the Granting Date.

         Section 6.  Option Prices.  The option  price or prices per share to be
         ---------   -------------
specified in each option agreement will be determined by the Committee, but shall not be less than the fair market value of the Corporation's common stock on the Granting Date, as determined by the Committee in accordance with Internal Revenue Code provisions and regulations from time to time in effect with respect to incentive stock options under Section 422 of the Internal Revenue Code.



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         Section 7.  Limitations on Incentive Stock Options.   If  the aggregate
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fair  market  value of the stock on the date of the grant with  respect to which incentive stock options are exercisable for the first time by a grantee during any calendar year, under the Plan or any other stock option plan of the Corporation or a parent or subsidiary, exceeds $100,000, then the options, as to the excess, shall be treated as nonqualified stock options.

         Section 8.  Terms of Options.
         ---------   ----------------

         (a) Required  Provisions.  Each option  granted under the Plan shall be
             --------------------
nontransferable other than by will or under the laws of descent and distribution, may be exercised during the lifetime of the grantee only by the grantee and (except in the event of death or disability) may be exercised only after six months from the Granting Date and (except in the event of death, disability or retirement) while the optionee remains in the employ of the Corporation or a subsidiary. Each option shall expire at the earliest of (i) ten years after the Granting Date, (ii) three months after the retirement of the grantee, or (iii) one year after death or disability of the grantee.

         (b) Other Provisions.  Each  option  agreement (and amendments thereof)
             -----------------
may contain such terms and provisions consistent with the requirements of this Plan, as the Committee in its discretion shall determine, including vesting provisions and such terms and provisions as shall be requisite to cause the options to qualify as incentive stock options under Section 422 of the Internal Revenue Code. Option agreements need not be identical.

         Section 9.  Purchases of Options by the Corporation.  With the approval
         ---------   ---------------------------------------
of the Board, and in accordance with the recommendation of the Committee, any option agreement may provide that the holder thereof shall have the right after the expiration of six months following the Granting Date (except that in the event of death or disability of the grantee this six month limitation shall not apply), subject to the consent of the Committee given at its discretion after the holder's exercise of such right, to require the Corporation to purchase for cancellation all or a part of the option (to the extent specified in the option agreement and consented to by the Committee) at a cash price or in common stock (or any combination of cash or common stock as the Committee in its discretion shall determine) equal in value to the excess of the fair market value of such share of common stock covered by the option or portion thereof purchased (such fair market value to be determined as of the date of such written notice) over the option price; provided, however, that such purchase obligation shall always be subject to the condition that the purchase shall not violate the terms of any agreement to which the Corporation is or may hereafter become a party and shall be permitted by law. Shares of common stock reserved for issuance upon exercise of options so purchased shall not again be available for the purposes of the Plan.

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         Section 10.  Medium of Payment.  The option price specified in the Plan
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shall be payable  either in United  States  dollars  or, with the consent of the
Committee, with stock of the Corporation.

         Section 11.  Adjustments Upon Changes in Capitalization.  Notwithstand-
         ----------   ------------------------------------------
ing any other provision of the Plan, the option agreements may contain such provision as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding option and the option prices in the event of changes in the outstanding common stock of the Corporation by reason of stock dividends, stock splits, recapitalization, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to common stockholders other than cash dividends, and in the event of any such change in the outstanding common stock of the Corporation, the aggregate number and class of shares available under the Plan shall be appropriately adjusted by the Committee.

         Section 12.  Change of Control.   As used herein, a "Change of Control"
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shall be deemed to have occurred if:

         (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the voting power of the then outstanding securities of the Corporation;

         (b) The shareholders of the Corporation approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Corporation with another corporation where the shareholders of the Corporation, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, or (iii) a liquidation or dissolution of the Corporation; or

         (c) After the date the amended and restated Plan is adopted, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.


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         Section 13.  Consequences of a Change of Control.
         ----------   -----------------------------------

         (a) Upon a Change of Control, unless the Committee determines otherwise, (i) the Corporation shall provide each grantee who holds outstanding options written notice of the Change of Control and (ii) all outstanding options shall automatically become fully exercisable.

         (b) Upon a Change of Control where the Corporation is not the surviving corporation (or survives only as a subsidiary of another corporation), the Committee may determine that all outstanding options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation. The assumption or replacement shall comply with Section 424(a) of the Internal Revenue Code.

         (c) Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Corporation intends to use such treatment with respect to the Change of Control.

         Section 14. Termination and Amendment. The Plan shall terminate on, and
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no option shall be granted  thereunder  after,  July 8, 2002. The Board may also terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, including such modifications or amendments as it shall deem advisable in order to cause certain stock options to qualify as incentive stock options under Section 422 of the Internal Revenue Code or to conform to any change in any law or regulation applicable thereto; provided, however, that the Board may not, without further approval by the holders of a majority of the outstanding stock of the Corporation having general voting power: (a) increase the maximum number of shares for which options may be granted under the Plan in the aggregate, (b) change the provisions of the Plan regarding the option price to be specified in each option agreement, (c) lengthen the period during which options may be granted or remain outstanding, or (d) enlarge the requirements as to the class of employees eligible to receive options. Nothing herein contained shall, however, be deemed to prevent the Committee from authorizing amendments of outstanding options, including the reduction of the option prices (or the granting of new options at lower prices upon cancellation of outstanding options), so long as all options granted outstanding at any one time shall not call for issuance of more shares of common stock than those provided for in
Section 3 and so long as the provisions of any amended option would have been permissible under the Plan if such option had been originally granted as of the date of such amendment. No termination, modification, or amendments of the Plan may,

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without  the  consent  of the  employee,  adversely  affect  the  rights of such employee under an option previously granted to him.

         Section 15.  Government and other Regulations and Restrictions.     The
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obligation of the  Corporation to issue common stock upon execution of an option agreement shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required. Shares of common stock acquired pursuant to the Plan shall not be sold, transferred or otherwise disposed of unless and until either (a) such shares shall have been registered by the Corporation under the Securities Act of 1933, as amended (the "Securities Act"), (b) the Corporation shall have received either a "no action" letter from the Securities and Exchange Commission or an opinion of counsel acceptable to the Corporation to the effect that such sale, transfer or disposition of the shares is made pursuant to Rule 144 of the General Rules and Regulations promulgated under the Securities Act, as the same may from time to time be in effect, and the Corporation shall have received an opinion of counsel acceptable to the Corporation to such effect. In the event that at the time an option is exercised there shall not be on file with the Securities and Exchange Commission an effective Registration Statement under the Securities Act covering the shares of common stock to be issued pursuant thereto, the Corporation's obligation to deliver the shares are subject to the further condition that the employee will execute and deliver to the Corporation an undertaking in form and substance satisfactory to the Corporation that (i) it is the employee's intention to acquire and hold such shares for investment and not for the resale or distribution thereof, (ii) the shares will not be sold without registration or exemption from the requirement of registration under the Securities Act, and
(iii) the employee will indemnify the Corporation for any costs, liabilities and expenses which it may sustain by reason of any violation of the Securities Act, or any other law regulating the sale or purchase of securities occasioned by any act on his part with respect to such shares. The Corporation may require that any certificate or certificates evidencing shares issued pursuant to the Plan bear a restrictive legend intended to effect compliance with the Securities Act or any other applicable regulatory measures, and stop transfer instructions with respect to the certificates representing the shares may be given to the transfer agent.

         Section 16.  Registration  of Shares.  The Corporation may but shall be
         ----------   -----------------------
under no obligation to register any shares of common stock under the Securities Act. However, an option agreement may make appropriate and reasonable provision for the registration of common stock acquired thereunder. The Corporation, at its election, may undertake to pay all fees and expenses of each such registration, other than an underwriter's commission, if any.

         Section 17.  No Rights in Common Stock.  No  employee  shall  have  any
         ----------   -------------------------
interest in or be entitled to any voting rights or dividends or other rights or

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privileges  of  stockholders  of the  Corporation  with respect to any shares of common stock unless, and until, shares of common stock are actually issued to such employee following exercise of an option and then only from the date the employee becomes the record owner thereof.

         Section 18.  Successors.    The provisions of the Plan shall be binding
         ----------   ----------
upon and inure to the benefit of all successors of any person receiving common stock of the Corporation pursuant to the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

         Section  19.  Corporation's  Right  to  Terminate  Employment.  Nothing
         -----------   -----------------------------------------------
contained in the Plan or in any option agreement shall confer upon any employee a right to continue in the employ of the Corporation or any of its subsidiaries or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the employment of any employee at any time, with or without cause.

         Section 20.  Action by Corporation and the Board.  Neither the adoption
         ----------   -----------------------------------
of the Plan by the shareholders nor the issuance of common stock pursuant thereto shall impair the right of the Corporation, its shareholders or the Board to make or effect any adjustments, recapitalizations or other change in the common stock referred to in Section 11, any change in the Corporation's business, any issuance of debt obligations or stock by the Corporation or any grant of options on stock of the Corporation, or any other incentive compensation arrangement.

         Section 21.  Reliance on Reports.   Each member of the Board and of the
         ----------   -------------------
Committee shall be fully justified in relying or acting in good faith upon any reports or other information furnished in connection with the Plan by any person or persons. In no event shall any person who is or shall have been a member of the Board or of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken or failure to act, if in good faith.

         Section 22.  Pronouns.      Masculine  pronouns  and  other  words  of
         ----------   --------
masculine gender shall refer to both men and women.

         Section  23.  Effective Date of Plan.     The  Plan  originally  became
         -----------   ----------------------
effective on the date the Plan was adopted by the shareholders of the Corporation, but not sooner than July 8, 1992. The amendment and restatement of the Plan shall be effective as of July 16, 1997.






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